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                                                                      Exhibit 23



                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 27, 1995 included in Exide Corporation's Form 10-K for the fiscal year ended March 31, 1995 and to all references to our Firm included in this Registration Statement.

                                      /s/ Arthur Andersen LLP

Philadelphia, PA
  September 8, 1995